SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


                               September 28, 2005
                Date of report (Date of earliest event reported)


                            THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of corporation)


                                   001-15817
                             (Commission File No.)


                                   11-2849283
                      (I.R.S. Employer Identification No.)


                       One Whitehall, New York, NY 10004
              (Address of principal executive offices) (Zip code)


                                 (212) 376-0300
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by The Topps Company, Inc. (the "Company") in connection with the matters described therein.


Item 2.02 RESULT OF OPERATIONS AND FINANCIAL CONDITION

     On September 28, 2005, the Company issued a Press Release to the public regarding the Company's result of operations and financial condition for the Company's second fiscal quarter ended August 27, 2005. The said Press Release is attached to this report as Exhibit 99.1.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

           99.1    Press Release dated September 28, 2005

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        The Topps Company, Inc.
                                        -----------------------
                                              Registrant



                                        By: /s/ Catherine K. Jessup
                                        -------------------------------
                                                Catherine K. Jessup
                                         Vice President-CFO & Treasurer



Date:  September 28, 2005

                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1         Topps Company, Inc. Press Release dated September 28, 2005.